Exhibit 99.1

Grocery Outlet Holding Corp. Announces Fourth Quarter and Fiscal 2020 Financial Results
Emeryville, CA – March 2, 2021 – Grocery Outlet Holding Corp. (NASDAQ: GO) ("Grocery Outlet" or the "Company") today announced financial results for the fourth quarter and full fiscal year 2020 ended January 2, 2021, both of which contained one additional week ("53rd week") versus the comparable prior periods.
Highlights for Fourth Quarter Fiscal 2020 as compared to the Fourth Quarter Fiscal 2019:
•Net sales increased by 23.1% to $806.8 million, which includes $53.3 million from the 53rd week.
•Comparable store sales increased by 7.9% on a 13-week basis over a 5.1% increase in the same period last year.
•The Company opened eight new stores ending the quarter with 380 stores in six states.
•Net income increased 146.8% to $24.3 million, or $0.24 per diluted share.
•Adjusted net income(1) increased 46.1% to $24.2 million, or $0.24 per non-GAAP diluted share.
•Adjusted EBITDA(1) increased 24.7% to $51.2 million.
Eric Lindberg, CEO of Grocery Outlet, stated, "Reflecting on 2020, our flexible business model, supported by many years of strategic investments, positioned us to deliver exceptional financial results in an unprecedented environment. I am extremely proud of the commitment demonstrated by our organization as we rose to meet the challenges created by the COVID pandemic.
On the heels of an extraordinary year, we will continue to focus on making strategic, disciplined investments to support our growth. We believe that our value proposition is as strong as ever, we have ample white space to execute 10% annual unit growth and we remain committed to continuously reinvesting in the business, all of which position us to achieve our long-term growth objectives."

Highlights for the Full Year Fiscal 2020 as compared to the Full Year Fiscal 2019 :
•Net sales increased by 22.5% to $3.13 billion.
•Comparable store sales increased by 12.7% on a 52-week basis compared to a 5.2% increase in the comparable period last year.
•The Company opened 35 new stores and closed two stores during the year.
•Net income increased 592.1% to $106.7 million, or $1.08 per diluted share.
•Adjusted net income(1) increased 86.9% to $112.7 million, or $1.14 per non-GAAP diluted share.
•Adjusted EBITDA(1) increased 32.4% to $222.9 million.
Balance Sheet and Cash Flow:
•Cash and cash equivalents totaled $105.3 million at the end of the fourth quarter of fiscal 2020.
•Total debt was $449.2 million at the end of the fourth quarter of fiscal 2020.
•Net cash provided by operations during fiscal 2020 was $181.2 million.
•Capital expenditures for the fourth quarter of fiscal 2020, excluding the impact of tenant improvement allowances, were $39.1 million.

__________________________________
(1) Beginning with the fourth quarter of fiscal 2020, we updated our definitions of our non-GAAP financial measures to simplify our presentation and enhance comparability between periods. A historical reconciliation of net income to both our revised and previous definitions of adjusted EBITDA, non-GAAP adjusted net income and non-GAAP adjusted diluted earnings per share is set forth in the attachment to this release. Please note that our non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Outlook:
•The Company currently expects to open between 36 and 38 stores this year with one closure.
•The Company anticipates that comparable sales for the first quarter will decline in the negative high-single digits reflecting the impact of cycling the initial demand surge related to the COVID-19 pandemic in March 2020.
•Excluding the impact of discrete items, the Company anticipates a normalized fiscal 2021 tax rate of 28%.
•Capital expenditures, net of tenant improvement allowances, are estimated to be approximately $130.0 million.
•As a reminder, the Company will report 52 weeks of operating results in fiscal 2021 compared to 53 weeks in fiscal 2020.
Conference Call Information:
A conference call to discuss the fourth quarter and full year fiscal 2020 financial results is scheduled for today, March 2, 2021 at 4:30 p.m. Eastern Time. Investors and analysts interested in participating in the call are invited to dial 877-407-9208 approximately 10 minutes prior to the start of the call. A live audio webcast of the conference call will be available online at https://investors.groceryoutlet.com.
A taped replay of the conference call will be available within two hours of the conclusion of the call and can be accessed both online and by dialing 844-512-2921. The pin number to access the telephone replay is 13715871. The replay will be available for approximately two weeks after the call.
Non-GAAP Financial Information:
In addition to reporting financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share measures of performance to evaluate the effectiveness of its business strategies, to make budgeting decisions and to compare its performance against that of other peer companies using similar measures. Management believes it is useful to investors and analysts to evaluate these non-GAAP measures on the same basis as management uses to evaluate our operating results.
Adjusted EBITDA is defined as net income before interest expense, taxes, depreciation and amortization ("EBITDA") and other adjustments noted in the "Reconciliation of GAAP Net Income to Adjusted EBITDA" table below. Adjusted net income is defined as net income before the adjustments noted in table "Reconciliation of GAAP Net Income to Adjusted Net Income" below.
Adjusted EBITDA and adjusted net income are non-GAAP measures and may not be comparable to similar measures reported by other companies. Adjusted EBITDA and adjusted net income have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP.

Beginning with the fourth quarter of fiscal 2020, we updated our definitions of adjusted EBITDA and non-GAAP adjusted net income to simplify our presentation and enhance comparability between periods. We no longer exclude new store pre-opening expenses from our presentation of adjusted EBITDA and non-GAAP adjusted net income. We also updated our definition of non-GAAP adjusted net income to exclude the tax impact of options exercises and vesting of restricted stock units. Lastly, debt extinguishment and modification costs were reclassified to the other adjustments line item within the presentation of both adjusted EBITDA and non-GAAP adjusted net income. The presentation for adjusted EBITDA and non-GAAP adjusted net income for all periods presented have been recast to reflect these changes and a reconciliation between the revised and previous definitions of adjusted EBITDA and non-GAAP adjusted net income have been provided within the "Reconciliation of GAAP Net Income to Adjusted EBITDA", "Reconciliation of GAAP Net Income to Adjusted Net Income", "Quarterly Reconciliation of GAAP Net Income to Adjusted EBITDA", and "Quarterly Reconciliation of GAAP Net Income to Adjusted Net Income" tables below.

Forward-Looking Statements:
This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views and estimates regarding the prospects of the industry and the Company’s prospects, plans, business, results of operations, financial position, future financial performance and business strategy. These forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives of these terms or variations of them or similar terminology. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company cannot provide any assurance that these expectations will prove to be correct.
The following factors are among those that may cause actual results to differ materially from the forward-looking statements: failure of suppliers to consistently supply us with opportunistic products at attractive pricing; inability to successfully identify trends and maintain a consistent level of opportunistic products; failure to maintain or increase comparable store sales; changes affecting the market prices of the products we sell; failure to open, relocate or remodel stores on schedule; risks associated with newly opened stores; inability to retain the loyalty of our customers; costs and implementation difficulties associated with marketing, advertising and promotions; failure to maintain our reputation and the value of our brand, including protecting our intellectual property; any significant disruption to our distribution network, the operations of our distributions centers and our timely receipt of inventory; inability to maintain sufficient levels of cash flow from our operations; risks associated with leasing substantial amounts of space; failure to participate effectively or at all in the growing online retail marketplace; unexpected costs and negative effects if we incur losses not covered by our insurance program; inability to attract, train and retain highly qualified employees; difficulties associated with labor relations; loss of our key personnel or inability to hire additional qualified personnel; risks associated with economic conditions; competition in the retail food industry; movement of consumer trends toward private labels and away from name-brand products; major health epidemics, such as the outbreak of COVID-19, and other outbreaks; natural disasters and unusual weather conditions (whether or not caused by climate change), power outages, pandemic outbreaks, terrorist acts, global political events and other serious catastrophic events; failure to maintain the security of information we hold relating to personal information or payment card data of our customers, employees and suppliers; material disruption to our information technology systems; risks associated with products we and our independent operators ("IOs") sell; risks associated with laws and regulations generally applicable to retailers; legal proceedings from customers, suppliers, employees, governments or competitors; failure of our IOs to successfully manage their business; failure of our IOs to repay notes outstanding to us; inability to attract and retain qualified IOs; inability of our IOs to avoid excess inventory shrink; any loss or changeover of an IO; legal proceedings initiated against our IOs; legal challenges to the IO/independent contractor business model; failure to maintain positive relationships with our IOs; risks associated with actions our IOs could take that could harm our business; our substantial indebtedness could affect our ability to operate our business, react to changes in the economy or industry or pay our debts and meet our obligations; our ability to generate cash flow to service our substantial debt obligations; impairment of goodwill and other intangible assets; any significant decline in our operating profit and taxable income; risks associated with tax matters; changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters; failure to comply with requirements to design, implement and maintain effective internal controls; and the other factors discussed under "Risk Factors" in the Company’s most recent reports on Forms 10-Q and 10-K. Such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. The Company’s periodic filings are accessible on the SEC’s website at www.sec.gov.
You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this news release to conform these statements to actual results or to changes in our expectations.
About Grocery Outlet:
Based in Emeryville, California, Grocery Outlet is a high-growth, extreme value retailer of quality, name-brand consumables and fresh products sold through a network of independently operated stores. Grocery Outlet has more than 375 stores in California, Washington, Oregon, Pennsylvania, Idaho and Nevada.
INVESTOR RELATIONS CONTACT:
Jean Fontana
646-277-1214
Jean.Fontana@icrinc.com
MEDIA CONTACT:
Layla Kasha
510-379-2176
lkasha@cfgo.com

GROCERY OUTLET HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)
(unaudited)

	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	January 2, 2021	December 28, 2019	January 2, 2021	December 28, 2019
Net sales	$806,821	$655,517	$3,134,640	$2,559,617
Cost of sales	562,434	455,239	2,161,293	1,772,515
Gross profit	244,387	200,278	973,347	787,102
Operating expenses:
Selling, general and administrative	197,596	167,895	772,409	639,437
Depreciation and amortization	15,188	9,793	55,479	47,883
Share-based compensation	3,775	5,586	38,084	31,439
Total operating expenses	216,559	183,274	865,972	718,759
Income from operations	27,828	17,004	107,375	68,343
Other expenses:
Interest expense, net	4,106	6,695	20,043	45,927
Debt extinguishment and modification costs	—	—	198	5,634
Total other expenses	4,106	6,695	20,241	51,561
Income before income taxes	23,722	10,309	87,134	16,782
Income tax expense (benefit)	(542)	477	(19,579)	1,363
Net income and comprehensive income	$24,264	$9,832	$106,713	$15,419
Basic earnings per share	$0.26	$0.11	$1.16	$0.20
Diluted earnings per share	$0.24	$0.11	$1.08	$0.19
Weighted average shares outstanding:
Basic	94,299	88,841	91,818	79,044
Diluted	99,470	93,076	98,452	81,863

GROCERY OUTLET HOLDING CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 2, 2021	December 28, 2019
Assets
Current assets:
Cash and cash equivalents	$105,326	$28,101
Independent operator receivables and current portion of independent operator notes, net of allowance	5,443	7,003
Other accounts receivable, net of allowance	5,950	2,849
Merchandise inventories	245,157	219,420
Prepaid expenses and other current assets	20,081	13,453
Total current assets	381,957	270,826
Independent operator notes, net of allowance	27,440	20,331
Property and equipment, net	433,652	356,614
Operating lease right-of-use assets	835,397	734,327
Intangible assets, net	48,226	47,792
Goodwill	747,943	747,943
Deferred income tax assets, net	3,529	—
Other assets	7,480	7,696
Total assets	$2,485,624	$2,185,529
Liabilities and Stockholders’ Equity
Current liabilities:
Trade accounts payable	$114,278	$119,217
Accrued expenses	35,699	31,363
Accrued compensation	26,447	14,915
Current portion of long-term debt	—	246
Current lease liabilities	48,675	38,245
Income and other taxes payable	7,547	4,641
Total current liabilities	232,646	208,627
Long-term debt, net	449,233	447,743
Deferred income tax liabilities, net	—	16,020
Long-term lease liabilities	881,438	767,755
Total liabilities	1,563,317	1,440,145
Stockholders’ equity:
Voting common stock	95	89
Series A preferred stock	—	—
Additional paid-in capital	787,047	717,282
Retained earnings	135,165	28,013
Total stockholders’ equity	922,307	745,384
Total liabilities and stockholders’ equity	$2,485,624	$2,185,529

GROCERY OUTLET HOLDING CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	53 Weeks Ended	52 Weeks Ended
	January 2, 2021	December 28, 2019
Cash flows from operating activities:
Net income	$106,713	$15,419
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	50,749	42,906
Amortization of intangible and other assets	7,302	7,237
Amortization of debt issuance costs and discounts	2,452	2,542
Debt extinguishment and modification costs	198	5,634
Share-based compensation	38,084	31,439
Provision for accounts receivable	(456)	2,575
Deferred income taxes	(19,578)	872
Other	1,954	1,955
Changes in operating assets and liabilities:
Independent operator and other accounts receivable	(4,943)	(3,649)
Merchandise inventories	(25,737)	(21,115)
Prepaid expenses and other current assets	(6,628)	498
Income and other taxes payable	2,906	1,191
Trade accounts payable, accrued compensation and other accrued expenses	4,778	22,599
Proceeds from insurance recoveries	479	—
Changes in operating lease assets and liabilities, net	22,964	22,732
Net cash provided by operating activities	181,237	132,835
Cash flows from investing activities:
Advances to independent operators	(10,372)	(12,811)
Repayments of advances from independent operators	6,793	4,473
Purchases of property and equipment	(124,920)	(97,194)
Proceeds from sales of assets	269	586
Intangible assets and licenses	(5,861)	(3,073)
Proceeds from insurance recoveries	305	—
Net cash used in investing activities	(133,786)	(108,019)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts paid	—	407,666
Proceeds from exercise of share-based compensation awards	32,604	4,444
Proceeds from revolving credit facility loan	90,000	—
Principal payments on revolving credit facility loan	(90,000)	—
Payments made for net settlement of employee share-based awards	(483)	(2,813)
Other direct costs paid related to the initial public offering	—	(7,062)
Principal payments on term loans	(188)	(414,813)
Principal payments on other borrowings	(1,024)	(865)
Dividends paid	(434)	(3,645)
Debt issuance costs paid	(701)	(690)
Net cash provided by (used in) financing activities	29,774	(17,778)
Net increase in cash and cash equivalents	77,225	7,038
Cash and cash equivalents at beginning of period	28,101	21,063
Cash and cash equivalents at end of period	$105,326	$28,101

GROCERY OUTLET HOLDING CORP.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	January 2, 2021	December 28, 2019	January 2, 2021	December 28, 2019
Net income	$24,264	$9,832	$106,713	$15,419
Interest expense, net	4,106	6,695	20,043	45,927
Income tax expense (benefit)	(542)	477	(19,579)	1,363
Depreciation and amortization expenses (a)	15,798	10,356	58,051	50,143
EBITDA	43,626	27,360	165,228	112,852
Share-based compensation expenses (b)	3,775	5,586	38,084	31,439
Non-cash rent (c)	3,025	5,275	10,673	10,582
Asset impairment and gain or loss on disposition (d)	569	1,457	1,727	1,957
Provision for (write-off of) accounts receivable reserves (e)	(777)	202	(456)	2,575
Other (f)	1,001	1,183	7,666	8,928
Adjusted EBITDA, revised definition	$51,219	$41,063	$222,922	$168,333

Revised definition no longer adjusts for:
New store pre-opening expenses (g)	297	473	1,542	1,509
Adjusted EBITDA, previous definition	$51,516	$41,536	$224,464	$169,842

GROCERY OUTLET HOLDING CORP.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
(in thousands, except per share data)
(unaudited)

	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	January 2, 2021	December 28, 2019	January 2, 2021	December 28, 2019
Net income	$24,264	$9,832	$106,713	$15,419
Share-based compensation expenses (b)	3,775	5,586	38,084	31,439
Non-cash rent (c)	3,025	5,275	10,673	10,582
Asset impairment and gain or loss on disposition (d)	569	1,457	1,727	1,957
Provision for (write-off of) accounts receivable reserves (e)	(777)	202	(456)	2,575
Other (f)	1,001	1,183	7,666	8,928
Amortization of purchase accounting assets and deferred financing costs (h)	2,985	461	11,808	11,917
Tax impact of option exercises and vesting of restricted stock units (i)	(7,631)	(2,993)	(44,089)	(3,587)
Tax effect of total adjustments (j)	(2,963)	(4,404)	(19,461)	(18,939)
Non-GAAP adjusted net income, revised definition	$24,248	$16,599	$112,665	$60,291
GAAP earnings per share
Basic	$0.26	$0.11	$1.16	$0.20
Diluted	$0.24	$0.11	$1.08	$0.19
Non-GAAP adjusted earnings per share, revised definition
Basic	$0.26	$0.19	$1.23	$0.76
Diluted	$0.24	$0.18	$1.14	$0.74

Revised definition no longer adjusts for:
New store pre-opening expenses (g)	297	473	1,542	1,509
Revised definition now adjusts for:
Tax impact of option exercises and vesting of restricted stock units (i)	7,631	2,993	44,089	3,587
Change in tax effect of total adjustments (j)	(82)	(149)	(431)	(424)
Non-GAAP adjusted net income, previous definition	$32,094	$19,916	$157,865	$64,963
Non-GAAP adjusted earnings per share, previous definition
Basic	$0.34	$0.22	$1.72	$0.82
Diluted	$0.32	$0.21	$1.60	$0.79

GAAP & Non-GAAP weighted average shares outstanding
Basic	94,299	88,841	91,818	79,044
Diluted	99,470	93,076	98,452	81,863

GROCERY OUTLET HOLDING CORP.
QUARTERLY RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	14 Weeks Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021
Net income (loss)	$3,774	$(10,632)	$12,445	$9,832	$12,642	$29,333	$40,474	$24,264
Interest expense, net	16,438	15,452	7,342	6,695	5,834	5,270	4,833	4,106
Income tax expense (benefit)	1,444	(4,247)	3,689	477	(1,801)	(2,244)	(14,992)	(542)
Depreciation and amortization expenses (a)	12,849	13,156	13,782	10,356	13,570	13,887	14,796	15,798
EBITDA	34,505	13,729	37,258	27,360	30,245	46,246	45,111	43,626
Share-based compensation expenses (b)	211	22,750	2,892	5,586	20,277	10,175	3,857	3,775
Non-cash rent (c)	1,862	1,816	1,629	5,275	2,214	2,759	2,675	3,025
Asset impairment and gain or loss on disposition (d)	182	233	85	1,457	975	(22)	205	569
Provision for (write-off of) accounts receivable reserves (e)	1,483	581	309	202	848	(899)	372	(777)
Other (f)	459	5,577	1,709	1,183	2,062	2,048	2,555	1,001
Adjusted EBITDA, revised definition	$38,702	$44,686	$43,882	$41,063	$56,621	$60,307	$54,775	$51,219

Revised definition no longer adjusts for:
New store pre-opening expenses (g)	421	321	294	473	406	337	502	297
Adjusted EBITDA, previous definition	$39,123	$45,007	$44,176	$41,536	$57,027	$60,644	$55,277	$51,516

GROCERY OUTLET HOLDING CORP.
QUARTERLY RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME
(in thousands, except per share data)
(unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended	14 Weeks Ended
	March 30, 2019	June 29, 2019	September 28, 2019	December 28, 2019	March 28, 2020	June 27, 2020	September 26, 2020	January 2, 2021
Net income (loss)	$3,774	$(10,632)	$12,445	$9,832	$12,642	$29,333	$40,474	$24,264
Share-based compensation expenses (b)	211	22,750	2,892	5,586	20,277	10,175	3,857	3,775
Non-cash rent (c)	1,862	1,816	1,629	5,275	2,214	2,759	2,675	3,025
Asset impairment and gain or loss on disposition (d)	182	233	85	1,457	975	(22)	205	569
Provision for (write-off of) accounts receivable reserves (e)	1,483	581	309	202	848	(899)	372	(777)
Other (f)	459	5,577	1,709	1,183	2,062	2,048	2,555	1,001
Amortization of purchase accounting assets and deferred financing costs (h)	3,916	3,835	3,705	461	2,936	2,944	2,943	2,985
Tax impact of option exercises and vesting of restricted stock units (i)	1	(26)	(569)	(2,993)	(4,994)	(9,584)	(21,880)	(7,631)
Tax effect of total adjustments (j)	(2,244)	(9,929)	(2,362)	(4,404)	(8,207)	(4,761)	(3,530)	(2,963)
Non-GAAP adjusted net income, revised definition	$9,644	$14,205	$19,843	$16,599	$28,753	$31,993	$27,671	$24,248
GAAP earnings per share
Basic	$0.06	$(0.15)	$0.14	$0.11	$0.14	$0.32	$0.44	$0.26
Diluted	$0.06	$(0.15)	$0.13	$0.11	$0.13	$0.30	$0.41	$0.24
Non-GAAP adjusted earnings per share, revised definition
Basic	$0.14	$0.20	$0.22	$0.19	$0.32	$0.35	$0.30	$0.26
Diluted	$0.14	$0.20	$0.21	$0.18	$0.30	$0.32	$0.28	$0.24

Revised definition no longer adjusts for:
New store pre-opening expenses (g)	421	321	294	473	406	337	502	297
Revised definition now adjusts for:
Tax impact of option exercises and vesting of restricted stock units (i)	(1)	26	569	2,993	4,994	9,584	21,880	7,631
Change in tax effect of total adjustments (j)	(117)	(92)	(66)	(149)	(114)	(95)	(140)	(82)
Non-GAAP adjusted net income, previous definition	$9,947	$14,460	$20,640	$19,916	$34,039	$41,819	$49,913	$32,094
Non-GAAP adjusted earnings per share, previous definition
Basic	$0.15	$0.21	$0.23	$0.22	$0.38	$0.46	$0.54	$0.34
Diluted	$0.15	$0.20	$0.22	$0.21	$0.36	$0.42	$0.50	$0.32

GAAP weighted average shares outstanding
Basic	68,514	70,475	88,345	88,841	89,481	90,800	92,489	94,299
Diluted	68,553	70,475	93,183	93,076	94,869	98,618	99,266	99,470
Non-GAAP weighted average shares outstanding
Basic	68,514	70,475	88,345	88,841	89,481	90,800	92,489	94,299
Diluted (k)	68,553	71,315	93,183	93,076	94,869	98,618	99,266	99,470

___________________________
(a)Includes depreciation related to our distribution centers which is included within the cost of sales line item in our consolidated statements of operations and comprehensive income.
(b)Fiscal year ended amounts include non-cash share-based compensation expense and $0.4 million and $3.6 million of cash dividends paid in fiscal 2020 and fiscal 2019, respectively, in respect of vested options as a result of dividends declared in connection with our 2018 Recapitalization and our 2016 Recapitalization.
(c)Consists of the non-cash portion of rent expense, which represents the difference between our straight-line rent expense recognized under GAAP and cash rent payments. The adjustment can vary depending on the average age of our lease portfolio, which has been impacted by our significant growth in recent years.
(d)Represents impairment charges with respect to planned store closures and gains or losses on dispositions of assets in connection with store transitions to new IOs.
(e)Represents non-cash changes in reserves related to our IO notes and accounts receivable.
(f)Represents other non-recurring, non-cash or non-operational items, such as transaction related costs, including costs related to employer payroll taxes associated with equity awards, secondary equity offerings, store closing costs, personnel-related costs, legal expenses, debt extinguishment and modification costs, strategic project costs, and miscellaneous costs.
(g)Includes marketing, occupancy and other expenses incurred in connection with store grand openings, including costs that will be the IO’s responsibility after store opening.
(h)Represents the amortization of debt issuance costs and incremental amortization of an asset step-up resulting from purchase price accounting related to our acquisition in 2014 by an investment fund affiliated with Hellman & Friedman LLC, which included trademarks, customer lists, and below-market leases.
(i)Represents excess tax benefits related to stock option exercises and vesting of restricted stock units to be recorded in earnings as discrete items in the reporting period in which they occur.
(j)Represents the tax effect of the total adjustments. Because of the increased impact of discrete items on our effective tax rate including the excess tax benefits from the exercise of stock options and vesting of RSU share-based awards, beginning in the fourth quarter of fiscal 2019, we changed our methodology to calculate the tax effect of the total adjustments on a discrete basis excluding any non-recurring and unusual tax items. Prior to the fourth quarter of fiscal 2019, the methodology we used was to calculate the tax effect of the total adjustments using our quarterly effective tax rate.
(k)To calculate the diluted non-GAAP adjusted earnings per share, we adjusted the weighted-average shares outstanding for the dilutive effect of all potential shares of common stock. In a period when we record a net loss, the diluted net loss per share is the same as basic net loss per share because the effects of potentially dilutive items were anti-dilutive given the net loss position.